UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.  )
Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
Chord Energy Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Chord Energy

CHORD ENERGY CORPORATION
1001 FANNIN STREET, SUITE 1500
HOUSTON, TX 77002

# Your **Vote** Counts!

**CHORD ENERGY CORPORATION**

2023 Annual Meeting
Vote by April 25, 2023
11:59 PM ET

V02919-P89370

## You invested in CHORD ENERGY CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 26, 2023.**

## Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

### Smartphone users

Point your camera here and vote without entering a control number

### Vote in Person at the Meeting*

April 26, 2023
9:00 AM Central Time

The Offices of Chord Energy Corporation
1001 Fannin Street, Suite 1500
Houston, TX 77002

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| 1. To elect nine directors to serve until the 2024 Annual Meeting:<br>**Nominees:** | |
| 1a. Douglas E. Brooks | For |
| 1b. Daniel E. Brown | For |
| 1c. Susan M. Cunningham | For |
| 1d. Samantha F. Holroyd | For |
| 1e. Paul J. Korus | For |
| 1f. Kevin S. McCarthy | For |
| 1g. Anne Taylor | For |
| 1h. Cynthia L. Walker | For |
| 1i. Marguerite N. Woung-Chapman | For |
| 2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2023. | For |
| 3. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement. | For |
| 4. To approve, on an advisory basis, the frequency of future executive compensation advisory votes. | 1 Year |
| **NOTE:** To transact such other business as may properly come before the Annual Meeting. | |

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